Exhibit 99.1

FOR IMMEDIATE RELEASE

Contact:	M. Keith Waddell Vice Chairman, President and Chief Financial Officer (650) 234-6000

ROBERT HALF REPORTS SECOND-QUARTER FINANCIAL RESULTS

MENLO PARK, Calif., July 22, 2014 — Robert Half International Inc. (NYSE symbol: RHI) today reported revenues and earnings for the second quarter ended June 30, 2014.

For the quarter ended June 30, 2014, net income was $75.1 million, or $.55 per share, on revenues of $1.16 billion. Net income for the prior year’s second quarter was $63.1 million, or $.46 per share, on revenues of $1.06 billion.

For the six months ended June 30, 2014, net income was $136.7 million, or $1.01 per share, on revenues of $2.25 billion. For the six months ended June 30, 2013, net income was $119.0 million, or $.86 per share, on revenues of $2.09 billion.

“Robert Half’s growth in the second quarter was broad-based and reflective of improving labor markets and higher global demand for our professional staffing services,” said Harold M. Messmer, Jr., chairman and CEO of Robert Half. “Year-over-year revenue growth rates accelerated nicely during the quarter, both in the United States and in our international operations. The company’s Protiviti subsidiary also continued to post very strong operating results.”

Messmer added, “The highest sequential and year-over-year revenue growth rates were reported by our permanent placement operations and Protiviti. This was Robert Half’s 17th consecutive quarter of double-digit net income and earnings-per-share growth on a year-over-year basis. Return on equity, on an unlevered basis, was 31 percent for the quarter.”

Robert Half management will conduct a conference call today at 5 p.m. EDT. The prepared remarks for this call are available now in the Investor Center of the Robert Half website (www.roberthalf.com/investor-center). Simply click on the Quarterly Conference Calls link. The dial-in number to listen to today’s conference call is 877-814-0475 (+1-706-643-9224 outside the United States). The password is “Robert Half.”

A taped recording of this call will be available for replay beginning at approximately 8 p.m. EDT today and ending at 8 p.m. EDT on August 22. The dial-in number for the replay is 855-859-2056 (+1-404-537-3406 outside the United States). To access the replay, enter conference ID# 61813931. The conference call also will be archived in audio format on the company’s website at www.roberthalf.com.

Founded in 1948, Robert Half, the world’s first and largest specialized staffing firm, is a recognized leader in professional consulting and staffing services, and is the parent company of Protiviti®, a global consulting firm that helps companies solve problems in finance, technology, operations, governance, risk and internal audit. The company’s specialized staffing divisions include Accountemps®, Robert Half® Finance & Accounting and Robert Half® Management Resources, for temporary, full-time and senior-level project professionals, respectively, in the fields of accounting and finance; OfficeTeam®, for highly skilled temporary administrative support personnel; Robert Half® Technology, for information technology professionals; Robert Half® Legal, for legal personnel; and The Creative Group®, for interactive, design, marketing, advertising and public relations professionals. Robert Half has staffing and consulting operations in more than 400 locations worldwide.

Certain information contained in this press release and its attachments may be deemed forward-looking statements regarding events and financial trends that may affect the company’s future operating results or financial positions. These statements may be identified by words such as “estimate”, “forecast”, “project”, “plan”, “intend”, “believe”, “expect”, “anticipate”, or variations or negatives thereof, or by similar or comparable words or phrases. Forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those expressed in the statements.

These risks and uncertainties include, but are not limited to, the following: the global financial and economic situation; changes in levels of unemployment and other economic conditions in the United States or foreign countries where the company does business, or in particular regions or industries; reduction in the supply of candidates for temporary employment or the company’s ability to attract candidates; the entry of new competitors into the marketplace or expansion by existing competitors; the ability of the company to maintain existing client relationships and attract new clients in the context of changing economic or competitive conditions; the impact of competitive pressures, including any change in the demand for the company’s services, on the company’s ability to maintain its margins; the possibility of the company incurring liability for its activities, including the activities of its temporary employees, or for events impacting its temporary employees on clients’ premises; the possibility that adverse publicity could impact the company’s ability to attract and retain clients and candidates; the success of the company in attracting, training, and retaining qualified management personnel and other staff employees; the company’s ability to comply with governmental regulations affecting personnel services businesses in particular or employer/employee relationships in general; whether there will be ongoing demand for Sarbanes-Oxley or other regulatory compliance services; the company’s reliance on short-term contracts for a significant percentage of its business; litigation relating to prior or current transactions or activities, including litigation that may be disclosed from time to time in the company’s SEC filings; the ability of the company to manage its international operations and comply with foreign laws and regulations; the impact of fluctuations in foreign currency exchange rates; the possibility that the additional costs the company will incur as a result of healthcare reform legislation may adversely affect the company’s profit margins or the demand for the company’s services; the possibility that the company’s computer and communications hardware and software systems could be damaged or their service interrupted; and the possibility that the company may fail to maintain adequate financial and management controls and as a result suffer errors in its financial reporting.

Additionally, with respect to Protiviti, other risks and uncertainties include the fact that future success will depend on its ability to retain employees and attract clients; there can be no assurance that there will be ongoing demand for Sarbanes-Oxley or other regulatory compliance services; failure to produce projected revenues could adversely affect financial results; and there is the possibility of involvement in litigation relating to prior or current transactions or activities.

Because long-term contracts are not a significant part of the company’s business, future results cannot be reliably predicted by considering past trends or extrapolating past results. The company undertakes no obligation to update information contained in this release.

A copy of this release is available at www.roberthalf.com/investor-center.

ATTACHED:	Summary of Operations Supplemental Financial Information Non-GAAP Financial Measures

ROBERT HALF INTERNATIONAL INC. AND SUBSIDIARIES

SUMMARY OF OPERATIONS

(in thousands, except per share amounts)

	Quarter Ended June 30,		Six Months Ended June 30,
	2014	2013	2014	2013
	(Unaudited)		(Unaudited)

Net service revenues	$1,164,914	$1,063,228	$2,249,256	$2,086,912
Direct costs of services	686,470	631,120	1,332,317	1,244,514

Gross margin	478,444	432,108	916,939	842,398

Selling, general and administrative expenses	354,791	331,314	691,177	652,099
Amortization of intangible assets	224	434	557	867
Interest income	(224)	(236)	(462)	(540)

Income before income taxes	123,653	100,596	225,667	189,972
Provision for income taxes	48,513	37,507	88,976	71,020

Net income	$75,140	$63,089	$136,691	$118,952

Net income available to common stockholders—diluted	$75,140	$63,088	$136,691	$118,948

Diluted net income per share	$.55	$.46	$1.01	$.86
Shares:
Basic	134,699	136,385	135,014	136,845
Diluted	135,708	137,659	135,932	138,024

ROBERT HALF INTERNATIONAL INC. AND SUBSIDIARIES

SUPPLEMENTAL FINANCIAL INFORMATION

(in thousands)

	Quarter Ended June 30,				Six Months Ended June 30,
	2014		2013		2014		2013
	(Unaudited)				(Unaudited)

REVENUES:
Accountemps	$402,996	34.6%	$378,515	35.6%	$786,020	34.9%	$755,129	36.2%
OfficeTeam	226,505	19.4%	207,683	19.5%	437,565	19.5%	409,320	19.6%
Robert Half Technology	141,988	12.2%	131,751	12.4%	274,293	12.2%	252,752	12.1%
Robert Half Management Resources	139,549	12.0%	124,120	11.7%	270,730	12.0%	248,290	11.9%
Robert Half Finance & Accounting	102,827	8.8%	90,347	8.5%	195,452	8.7%	173,724	8.3%
Protiviti	151,049	13.0%	130,812	12.3%	285,196	12.7%	247,697	11.9%

Total	$1,164,914	100.0%	$1,063,228	100.0%	$2,249,256	100.0%	$2,086,912	100.0%

GROSS MARGIN:
Temporary and consultant staffing	$332,733	36.5%	$304,383	36.1%	$641,923	36.3%	$601,334	36.1%
Permanent placement staffing	102,781	100.0%	90,310	100.0%	195,383	100.0%	173,658	100.0%
Risk consulting and internal audit services	42,930	28.4%	37,415	28.6%	79,633	27.9%	67,406	27.2%

Total	$478,444	41.1%	$432,108	40.6%	$916,939	40.8%	$842,398	40.4%

OPERATING INCOME:
Temporary and consultant staffing	$88,756	9.7%	$76,581	9.1%	$166,241	9.4%	$149,761	9.0%
Permanent placement staffing	22,448	21.8%	15,477	17.1%	39,723	20.3%	28,062	16.2%
Risk consulting and internal audit services	12,449	8.2%	8,736	6.7%	19,798	6.9%	12,476	5.0%

Total	$123,653	10.6%	$100,794	9.5%	$225,762	10.0%	$190,299	9.1%

SELECTED CASH FLOW INFORMATION:
Amortization of intangible assets	$224		$434		$557		$867
Depreciation expense	$11,863		$11,579		$24,063		$23,326
Capital expenditures	$10,642		$11,022		$23,085		$19,104
Open market repurchases of common stock (shares)	481		1,190		1,306		2,026

ROBERT HALF INTERNATIONAL INC. AND SUBSIDIARIES

SUPPLEMENTAL FINANCIAL INFORMATION

(in thousands)

	June 30,
	2014	2013
	(Unaudited)

SELECTED BALANCE SHEET INFORMATION:
Cash and cash equivalents	$307,778	$246,971
Accounts receivable, less allowances	$617,200	$557,311
Total assets	$1,588,445	$1,428,324
Current liabilities	$580,890	$534,895
Notes payable and other indebtedness, less current portion	$1,231	$1,365
Total stockholders’ equity	$975,561	$861,751

ROBERT HALF INTERNATIONAL INC. AND SUBSIDIARIES

NON-GAAP FINANCIAL MEASURES

The financial results of Robert Half International Inc. (the “Company”) are prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) and the rules of the U.S. Securities and Exchange Commission (“SEC”). To help readers understand the Company’s financial performance, the Company supplements its GAAP financial results with revenue growth rates derived from non-GAAP revenue amounts.

Variations in the Company’s financial results include the impact of changes in foreign currency exchange rates and billing days. The Company provides “same billing days and constant currency” revenue growth calculations to remove the impact of these items. These calculations show the year-over-year revenue growth rates for the Company’s lines of business on both a reported basis and also on a same-day, constant-currency basis for global, U.S. and international operations. This information is presented for each of the six most recent quarters. The Company has provided this data because management believes it better reflects the Company’s actual revenue growth rates and aids in evaluating revenue trends over time. The Company expresses year-over-year revenue changes as calculated percentages using the same number of billing days and constant currency exchange rates.

The non-GAAP financial measures provided herein may not provide information that is directly comparable to that provided by other companies in the Company’s industry, as other companies may calculate such financial results differently. The Company’s non-GAAP financial measures are not measurements of financial performance under GAAP and should not be considered as alternatives to actual revenue growth derived from revenue amounts presented in accordance with GAAP. The Company does not consider these non-GAAP financial measures to be a substitute for, or superior to, the information provided by GAAP financial results. A reconciliation of the non-GAAP financial measures to the most directly comparable GAAP financial measures is provided on the following pages.

ROBERT HALF INTERNATIONAL INC. AND SUBSIDIARIES

NON-GAAP FINANCIAL MEASURES

REVENUE GROWTH RATES (%) (UNAUDITED):

	Year-Over-Year Growth Rates (As Reported)						Non-GAAP Year-Over-Year Growth Rates (Same Billing Days and Constant Currency)
	2013				2014		2013				2014
	Q1	Q2	Q3	Q4	Q1	Q2	Q1	Q2	Q3	Q4	Q1	Q2
Global
Accountemps	-2.3	-0.7	-0.8	-0.4	1.7	6.5	0.2	-1.3	-2.0	-0.3	1.4	6.5
OfficeTeam	0.6	2.4	2.5	3.0	4.7	9.1	3.1	1.6	0.8	2.8	4.0	9.0
RH Technology	4.6	10.2	11.8	14.1	9.3	7.8	7.4	9.5	10.8	14.9	9.5	8.5
RH Management Resources	-3.1	-1.2	-0.2	0.7	5.6	12.4	-0.3	-1.5	-0.9	1.1	5.3	12.2

Temporary and consultant staffing	-0.8	1.6	1.9	2.7	4.1	8.2	1.8	0.9	0.7	2.9	3.8	8.3
Permanent placement staffing	0.6	1.4	7.9	6.6	11.1	13.8	4.0	1.2	7.9	7.8	11.6	14.2

Total staffing	-0.6	1.6	2.5	3.1	4.8	8.7	2.0	1.0	1.3	3.3	4.5	8.9
Protiviti	13.6	18.7	16.3	18.0	14.8	15.5	18.9	20.3	16.9	15.6	14.1	14.4

Total	0.8	3.4	4.1	4.8	5.9	9.6	3.9	3.2	3.3	4.9	5.7	9.6

United States
Temporary and consultant staffing	2.9	4.0	4.5	5.0	5.9	9.3	5.5	3.3	3.3	5.2	5.4	9.8
Permanent placement staffing	14.9	10.3	13.8	11.0	12.6	15.8	17.8	9.6	12.5	11.3	12.1	16.3

Total staffing	3.7	4.5	5.2	5.4	6.4	9.8	6.3	3.8	4.0	5.6	5.9	10.3
Protiviti	16.6	23.3	22.1	19.6	19.0	19.0	21.3	24.3	21.7	16.5	18.0	18.4

Total	5.1	6.6	7.2	7.1	7.9	11.0	8.1	6.2	6.3	7.1	7.5	11.4

International
Temporary and consultant staffing	-10.7	-5.8	-5.9	-4.2	-1.2	4.6	-8.2	-6.2	-7.2	-4.2	-1.0	3.3
Permanent placement staffing	-16.6	-10.8	-0.8	0.0	8.6	10.6	-12.7	-10.1	1.0	2.7	10.8	10.7

Total staffing	-11.6	-6.5	-5.2	-3.6	0.1	5.4	-8.8	-6.8	-6.0	-3.3	0.6	4.4
Protiviti	4.3	4.2	-3.8	12.0	0.4	2.4	11.5	7.9	0.2	12.5	0.8	-0.2

Total	-10.2	-5.5	-5.1	-2.0	0.1	5.1	-6.9	-5.2	-5.3	-1.4	0.6	3.9

The non-GAAP financial measures included in the table above adjust for the following items:

Foreign Currency Translation. The “As Reported” revenue growth rates are based upon reported revenues, which include the impact of changes in foreign currency exchange rates. In order to calculate “Constant Currency” revenue growth rates, as-reported amounts are retranslated using foreign exchange rates from the prior year’s comparable period.

Billing Days. The “As Reported” revenue growth rates are based upon reported revenues. Management calculates a global, weighted-average number of billing days for each reporting period based upon input from all countries and all lines of business. In order to remove the fluctuations caused by comparable periods having different billing days, the company calculates “same billing day” revenue growth rates by dividing each comparative period’s reported revenues by the calculated number of billing days for that period, to arrive at a “per billing day” amount. The “same billing day” growth rates are then calculated based upon the “per billing day” amounts.

The term “same billing days and constant currency” means that the impact of different billing days has been removed from constant currency calculation. A reconciliation of the non-GAAP year-over-year revenue growth rates to the “As Reported” year-over-year revenue growth rates is included herein on Pages 8-10.

ROBERT HALF INTERNATIONAL INC. AND SUBSIDIARIES

NON-GAAP FINANCIAL MEASURES

REVENUE GROWTH RATE (%) RECONCILIATION (UNAUDITED):

Year-Over-Year Revenue Growth – GLOBAL
	Q1 2013	Q2 2013	Q3 2013	Q4 2013	Q1 2014	Q2 2014
Accountemps
As Reported	-2.3	-0.7	-0.8	-0.4	1.7	6.5
Billing Days Impact	2.5	-0.6	-1.1	0.2	-0.5	0.4
Currency Impact	0.0	0.0	-0.1	-0.1	0.2	-0.4

Same Billing Days and Constant Currency	0.2	-1.3	-2.0	-0.3	1.4	6.5

OfficeTeam
As Reported	0.6	2.4	2.5	3.0	4.7	9.1
Billing Days Impact	2.5	-0.7	-1.2	0.2	-0.5	0.5
Currency Impact	0.0	-0.1	-0.5	-0.4	-0.2	-0.6

Same Billing Days and Constant Currency	3.1	1.6	0.8	2.8	4.0	9.0

Robert Half Technology
As Reported	4.6	10.2	11.8	14.1	9.3	7.8
Billing Days Impact	2.7	-0.8	-1.4	0.3	-0.5	0.5
Currency Impact	0.1	0.1	0.4	0.5	0.7	0.2

Same Billing Days and Constant Currency	7.4	9.5	10.8	14.9	9.5	8.5

Robert Half Management Resources
As Reported	-3.1	-1.2	-0.2	0.7	5.6	12.4
Billing Days Impact	2.4	-0.8	-1.1	0.2	-0.4	0.6
Currency Impact	0.4	0.5	0.4	0.2	0.1	-0.8

Same Billing Days and Constant Currency	-0.3	-1.5	-0.9	1.1	5.3	12.2

Temporary and consultant staffing
As Reported	-0.8	1.6	1.9	2.7	4.1	8.2
Billing Days Impact	2.5	-0.8	-1.2	0.3	-0.5	0.5
Currency Impact	0.1	0.1	0.0	-0.1	0.2	-0.4

Same Billing Days and Constant Currency	1.8	0.9	0.7	2.9	3.8	8.3

Permanent placement staffing
As Reported	0.6	1.4	7.9	6.6	11.1	13.8
Billing Days Impact	2.6	-0.7	-1.2	0.2	-0.5	0.6
Currency Impact	0.8	0.5	1.2	1.0	1.0	-0.2

Same Billing Days and Constant Currency	4.0	1.2	7.9	7.8	11.6	14.2

Total staffing
As Reported	-0.6	1.6	2.5	3.1	4.8	8.7
Billing Days Impact	2.5	-0.7	-1.3	0.2	-0.5	0.6
Currency Impact	0.1	0.1	0.1	0.0	0.2	-0.4

Same Billing Days and Constant Currency	2.0	1.0	1.3	3.3	4.5	8.9

Protiviti
As Reported	13.6	18.7	16.3	18.0	14.8	15.5
Billing Days Impact	4.6	0.9	-0.4	-3.2	-1.0	-0.7
Currency Impact	0.7	0.7	1.0	0.8	0.3	-0.4

Same Billing Days and Constant Currency	18.9	20.3	16.9	15.6	14.1	14.4

Total
As Reported	0.8	3.4	4.1	4.8	5.9	9.6
Billing Days Impact	2.9	-0.4	-1.0	0.0	-0.4	0.4
Currency Impact	0.2	0.2	0.2	0.1	0.2	-0.4

Same Billing Days and Constant Currency	3.9	3.2	3.3	4.9	5.7	9.6

ROBERT HALF INTERNATIONAL INC. AND SUBSIDIARIES

NON-GAAP FINANCIAL MEASURES

REVENUE GROWTH RATE (%) RECONCILIATION (UNAUDITED):

Year-Over-Year Revenue Growth – UNITED STATES
	Q1 2013	Q2 2013	Q3 2013	Q4 2013	Q1 2014	Q2 2014
Temporary and consultant staffing
As Reported	2.9	4.0	4.5	5.0	5.9	9.3
Billing Days Impact	2.6	-0.7	-1.2	0.2	-0.5	0.5
Currency Impact	—	—	—	—	—	—

Same Billing Days and Constant Currency	5.5	3.3	3.3	5.2	5.4	9.8

Permanent placement staffing
As Reported	14.9	10.3	13.8	11.0	12.6	15.8
Billing Days Impact	2.9	-0.7	-1.3	0.3	-0.5	0.5
Currency Impact	—	—	—	—	—	—

Same Billing Days and Constant Currency	17.8	9.6	12.5	11.3	12.1	16.3

Total staffing
As Reported	3.7	4.5	5.2	5.4	6.4	9.8
Billing Days Impact	2.6	-0.7	-1.2	0.2	-0.5	0.5
Currency Impact	—	—	—	—	—	—

Same Billing Days and Constant Currency	6.3	3.8	4.0	5.6	5.9	10.3

Protiviti
As Reported	16.6	23.3	22.1	19.6	19.0	19.0
Billing Days Impact	4.7	1.0	-0.4	-3.1	-1.0	-0.6
Currency Impact	—	—	—	—	—	—

Same Billing Days and Constant Currency	21.3	24.3	21.7	16.5	18.0	18.4

Total
As Reported	5.1	6.6	7.2	7.1	7.9	11.0
Billing Days Impact	3.0	-0.4	-0.9	0.0	-0.4	0.4
Currency Impact	—	—	—	—	—	—

Same Billing Days and Constant Currency	8.1	6.2	6.3	7.1	7.5	11.4

ROBERT HALF INTERNATIONAL INC. AND SUBSIDIARIES

NON-GAAP FINANCIAL MEASURES

REVENUE GROWTH RATE (%) RECONCILIATION (UNAUDITED):

Year-Over-Year Revenue Growth – INTERNATIONAL
	Q1 2013	Q2 2013	Q3 2013	Q4 2013	Q1 2014	Q2 2014
Temporary and consultant staffing
As Reported	-10.7	-5.8	-5.9	-4.2	-1.2	4.6
Billing Days Impact	2.2	-0.7	-1.2	0.2	-0.4	0.4
Currency Impact	0.3	0.3	-0.1	-0.2	0.6	-1.7

Same Billing Days and Constant Currency	-8.2	-6.2	-7.2	-4.2	-1.0	3.3

Permanent placement staffing
As Reported	-16.6	-10.8	-0.8	0.0	8.6	10.6
Billing Days Impact	2.1	-0.6	-1.2	0.3	-0.5	0.5
Currency Impact	1.8	1.3	3.0	2.4	2.7	-0.4

Same Billing Days and Constant Currency	-12.7	-10.1	1.0	2.7	10.8	10.7

Total staffing
As Reported	-11.6	-6.5	-5.2	-3.6	0.1	5.4
Billing Days Impact	2.3	-0.7	-1.1	0.1	-0.4	0.5
Currency Impact	0.5	0.4	0.3	0.2	0.9	-1.5

Same Billing Days and Constant Currency	-8.8	-6.8	-6.0	-3.3	0.6	4.4

Protiviti
As Reported	4.3	4.2	-3.8	12.0	0.4	2.4
Billing Days Impact	4.4	0.8	-0.3	-3.0	-0.8	-0.6
Currency Impact	2.8	2.9	4.3	3.5	1.2	-2.0

Same Billing Days and Constant Currency	11.5	7.9	0.2	12.5	0.8	-0.2

Total
As Reported	-10.2	-5.5	-5.1	-2.0	0.1	5.1
Billing Days Impact	2.6	-0.4	-0.9	0.1	-0.5	0.4
Currency Impact	0.7	0.7	0.7	0.5	1.0	-1.6

Same Billing Days and Constant Currency	-6.9	-5.2	-5.3	-1.4	0.6	3.9